Exhibit 99.1

For Immediate Release

Aptose Announces Commencement of Previously Announced $20.0 Million

Common Share Purchase Agreement with Aspire Capital Fund, LLC

— Obtains NASDAQ, Toronto Stock Exchange Approval —

SAN DIEGO and TORONTO – May 10, 2019 – Aptose Biosciences Inc. (“Aptose” or the “Company”) (NASDAQ: APTO, TSX: APS), a clinical-stage company developing highly differentiated therapeutics that target the underlying mechanisms of cancer, today announced, further to its approval by the Toronto Stock Exchange and NASDAQ, the commencement of the $20MM Common Share Purchase Agreement with Aspire Capital Fund, LLC (“Aspire Capital”) that was previously announced on May 7, 2019 (the “Agreement”). Aspire Capital has committed to purchase up to $20MM of common shares of Aptose, at Aptose’s request from time to time, for up to 30 months. This Agreement replaces the agreement that Aptose entered into with Aspire Capital on May 30, 2018, which has been terminated by the parties. The Agreement limits the amount of Aptose’s common shares that Aspire Capital can own at one time to 9.99% of the issued and outstanding common shares of the Company, and limits the maximum number of common shares that can be issued under the Agreement to 19.99% of the Company’s outstanding common shares on the date of the Agreement unless shareholder approval is obtained or the shares issued to date once the 19.99% threshold is reached have an average purchase price equal to or exceeding $2.10.

Under the Agreement, no common shares will be sold on the TSX or on other trading markets in Canada and any sale of common shares by Aspire Capital is expected to be made to arm’s length parties. For the purpose of TSX approval, the Company intends to rely on the exemption set forth in Section 602.1 of the TSX Company Manual, which provides that the TSX will not apply its standards to certain transactions involving eligible interlisted issuers on a recognized exchange, such as NASDAQ, provided that the transaction is being completed in compliance with the requirements of such other recognized exchange.

As consideration for Aspire Capital’s obligation under the Agreement, Aptose will issue 171,428 common shares to Aspire Capital as a commitment fee.

Under the terms of the Agreement:

o	Aptose will control the timing and amount of the sale of common shares to Aspire Capital.
o

On any business day, Aptose shall have the right to direct Aspire Capital to purchase up to 200,000 common shares with a value not exceeding $500,000. However, upon mutual agreement, Aptose can direct Aspire Capital to purchase up to an additional 2,000,000 common shares.

o

The purchase price shall be equal to the lesser of: (i) the lowest sale price of the common shares on NASDAQ on the purchase date, or (ii) the average of the three lowest closing sale prices of the common shares on NASDAQ during the 10 business days prior to the purchase date.

o

In addition to the regular purchases, Aptose shall also have the right to require Aspire Capital to purchase up to an additional 30% of the trading volume of the common shares for the next business day at a purchase price (the “VWAP Purchase Price”) equal to the lesser of: (i) the closing price of the common shares on NASDAQ on the VWAP purchase date, or (ii) ninety-seven percent (97%) of the VWAP purchase date’s volume weighted average price on NASDAQ (each such purchase, a “VWAP Purchase”).

o

Aptose shall have the right, in its sole discretion, to determine a maximum number of common shares and set a minimum market price threshold for each VWAP Purchase and there are no limits on the number of VWAP purchases that Aptose may require.

o

For any business day that the closing sale price of the common shares on NASDAQ is below $0.25, the obligation of Aspire Capital to purchase common shares shall be automatically suspended for that business day only.

Aptose has filed a prospectus supplement with the U.S. Securities and Exchange Commission (the “SEC”), qualifying the offer and sale of common shares to Aspire Capital (including the Commitment Shares).

The prospectus supplement (together with the related base prospectus) is available on the SEC’s website (www.sec.gov). Alternatively, copies of the prospectus supplement and prospectus may be obtained upon request by contacting the Aptose, Attention: Investor Relations, 12770 High Bluff Drive, Suite 120, San Diego, CA, 92130, USA, by telephone at (647) 479-9825, or by email at ir@aptose.com.

About Aptose

Aptose Biosciences is a clinical-stage biotechnology company committed to developing personalized therapies addressing unmet medical needs in oncology, with an initial focus on hematology. The company’s small molecule cancer therapeutics pipeline includes products designed to provide single agent efficacy and to enhance the efficacy of other anti-cancer therapies and regimens without overlapping toxicities. The company has two clinical-stage investigational products for hematologic malignancies: CG-806, an oral, first-in-class pan-FLT3/pan-BTK multi-cluster kinase inhibitor, is in a Phase 1 trial in patients with relapsed or refractory B cell malignancies, including chronic lymphocytic leukemia (CLL), small lymphocytic lymphoma (SLL) and non-Hodgkin lymphoma (NHL), who have failed or are intolerant to standard therapies; APTO-253, the only clinical stage agent that directly targets the MYC oncogene and inhibits its expression, is in a Phase 1b clinical trial for the treatment of patients with relapsed or refractory acute myeloid leukemia (AML) or high risk myelodysplastic syndrome (MDS). For further information, please visit www.aptose.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Canadian and U.S. securities laws, including, but not limited to, statements regarding the Agreement and the financing available thereunder and statements relating to the Company’s plans, objectives, expectations and intentions and other statements including words such as “continue”, “expect”, “intend”, “will”, “hope” “should”, “would”, “may”, “potential” and other similar expressions. Such statements reflect our current views with respect to future events and are subject to risks and uncertainties and are necessarily based upon a number of estimates and assumptions that, while considered reasonable by us are inherently subject to significant business, economic, competitive, political and social uncertainties and contingencies. Many factors could cause our actual results, performance or achievements to be materially different from any future results, performance or achievements described in this press release. Such factors could include, among others: our ability to obtain the capital required for research and operations; the inherent risks in early stage drug development including demonstrating efficacy; development time/cost and the regulatory approval process; the progress of our clinical trials; our ability to find and enter into agreements with potential partners; our ability to attract and retain key personnel; changing market and economic conditions; inability of new manufacturers to produce acceptable batches of GMP in sufficient quantities; unexpected manufacturing defects; and other risks detailed from time-to-time in our ongoing quarterly filings, annual information forms, annual reports and annual filings with Canadian securities regulators and the United States Securities and Exchange Commission.

Should one or more of these risks or uncertainties materialize, or should the assumptions set out in the section entitled “Risk Factors” in our filings with Canadian securities regulators and the United States Securities and Exchange Commission underlying those forward-looking statements prove incorrect, actual results may vary materially from those described herein. These forward-looking statements are made as of the date of this press release and we do not intend, and do not assume any obligation, to update these forward-looking statements, except as required by law. We cannot assure you that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Investors are cautioned that forward-looking statements are not guarantees of future performance and accordingly investors are cautioned not to put undue reliance on forward-looking statements due to the inherent uncertainty therein.

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For further information, please contact:

Aptose Biosciences Greg Chow Senior Vice President, CFO 650-718-5028 gchow@aptose.com	SMP Communications Susan Pietropaolo 201-923-2049 susan@smpcommunications.com

LifeSci Advisors, LLC

Daniel Ferry

Managing Director

617-535-7746

Daniel@lifesciadvisors.com

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